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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report


                Filed pursuant to Section 12, 13, or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 9, 1998




                               MOTHERS WORK, INC.
                 ----------------------------------------------
                 (Exact name of issuer as specified in charter)




          DELAWARE                     0-21196               13-3045573
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    (State or Other Jurisdiction     (Commission          (I.R.S. Employer
of Incorporation or Organization)    file number)       Identification Number)




                              456 North 5th Street
                             Philadelphia, PA 19123
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                    (Address of principal executive offices)


                                 (215) 873-2200
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         On July 9, 1998 the Company announced its net sales for the month of June 1998, certain additional changes in conjunction with the previously announced restructuring of its Episode business, and results of operations for the third quarter of fiscal 1998. A copy of the Company's press release is attached hereto as an exhibit.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

99.1 Press release dated July 9, 1998.




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                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MOTHERS WORK, INC.


Date: July 15, 1998                 By: /s/ Thomas Frank
                                        -------------------------------------
                                        Thomas Frank, Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit  No.                Description
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   99.1                     Press release dated July 9, 1998.





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